UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 28, 2015

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant's telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 3, 2015 (the “Prior Report”), Jamba, Inc. (the “Company”) completed the refranchising of a group of Company-owned stores located in Northern California as part of its refranchising initiative. This Amendment to the Prior Report is being filed for the purpose of correcting certain clerical errors in the unaudited pro forma condensed statements of operations of the Company for the 13 week period ended March 31, 2015 furnished as part of Exhibit 99.1 to the Prior Report and providing additional supplemental information regarding the 26 week period ended June 30, 2015. No other changes have been made to the Prior Report.

Item 9.01. Financial Statements and Exhibits(b)

(b)

Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company, which reflect the disposition described in Item 2.01 of the Prior Report and all other prior disposals under the Company’s refranchising initiative, are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits

99.1  Unaudited pro forma condensed consolidated financial statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: August 6, 2015	By:	/s/ Karen L. Luey
Karen L. Luey Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary